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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                ----------------


               DATE OF REPORT:                  JUNE 10, 2003
                                     ---------------------------------
                                     (DATE OF EARLIEST EVENT REPORTED)



                              TECHTEAM GLOBAL, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                 0-16284               38-2774613
-----------------------------     ---------------    ------------------------
(STATE OR OTHER JURISDICTION        (COMMISSION         (I.R.S. EMPLOYER
     OF INCORPORATION)              FILE NUMBER)     IDENTIFICATION NUMBER)


        27335 WEST 11 MILE ROAD
          SOUTHFIELD, MICHIGAN                                   48034
----------------------------------------                   -----------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


                                 (248) 357-2866
        ----------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (a)   Financial statements of business acquired.

                                   Not applicable.

               (b)  Pro forma financial information.

                                   Not applicable.

               (c)  Exhibits. The following exhibit is being filed herewith:

                    (99) Notice of Blackout Period, dated June 10, 2003, to the Directors and Executive Officers of TechTeam Global, Inc.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

                    TechTeam Global, Inc.  ("TechTeam") has advised participants in the [TechTeam Global, Inc. 401(k) Savings Plan] (the "Plan") that there will be a blackout period beginning on June 25, 2003 and ending on August 11, 2003.

                    TechTeam  security holders and other interested  persons may obtain, without charge, additional information regarding the blackout period by contacting Michael A. Sosin, V.P., General Counsel, TechTeam Global, Inc., 27335 West 11 Mile Road, Southfield, Michigan 48034, (248) 213-2866.

                    The blackout period is necessary for administrative  reasons arising out of the transfer of Plan assets in connection with the appointment of a new third-party administrator. The blackout period will provide time to transfer the assets and liabilities of the Plan and to ensure a complete and accurate transfer of Plan data.

                    On June 10, 2003,  TechTeam  sent a notice to its  executive officers and directors informing them that a blackout period will be in effect beginning on June 25, 2003 and ending on or before August 11, 2003 and restricting them from purchasing, acquiring, selling or otherwise transferring equity securities of TechTeam. A copy of the notice provided to the Company's directors and executive officers is filed hereto as Exhibit 99 and incorporated by reference herein.







                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              TECHTEAM GLOBAL, INC.



                                               By:/s/ Michael A. Sosin
                                                  ------------------------------
                                                   Michael A. Sosin
                                                   Secretary

Date: June 10, 2003





                                       3
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                                  EXHIBIT INDEX


     Exhibit
      Number                             Description
     -------                             -----------

        99 Notice of Blackout Period, dated June 10, 2003, to the Directors and Executive Officers of TechTeam Global, Inc.